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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 22, 1999



                       NORTHWESTERN STEEL AND WIRE COMPANY
                       -----------------------------------
             (Exact name of registrant as specified in its charter.)


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
              Illinois                                0-21556                    36-1562920
-------------------------------                      -----------               ------------------
(State or other jurisdiction of                      (Commission                (I.R.S. Employer
         incorporation)                              File Number)               Identification No.)




  121 Wallace Street, Sterling, Illinois                            61081
-----------------------------------------                         -----------
 (Address of principal executive offices)                         (Zip Code)




        Registrant's telephone number, including area code (815) 625-2500




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ITEM 5.           OTHER EVENTS

         On March 22, 1999 the Company and the United Steelworkers of America
(USWA) today announced the ratification of the new negotiated labor agreement by the USWA Local 63 membership. The text of the Company's press release is filed herewith. See Item 7.



ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         20       OTHER  DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

            20.1  Press release dated March 22, 1999          Filed herewith


                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this reported to be signed on its behalf by the undersigned hereunto duly authorized.

                           NORTHWESTERN STEEL AND WIRE COMPANY


DATE:  March 23, 1999      By:  /s/ Thomas M. Vercillo
                              --------------------------------------------------
                                    Thomas M. Vercillo

                           Title: Chief Financial Officer



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NEWS                                       NORTHWESTERN
RELEASE                                 STEEL AND WIRE COMPANY
                                  121 WALLACE STREET, STERLING, ILLINOIS 61081

FOR IMMEDIATE RELEASE                        CONTACT:   ANDREW R. MOORE
                                                        815/625-2500
                                                        EXT. 2280


                       NORTHWESTERN STEEL AND WIRE COMPANY
                     AND THE UNITED STEELWORKERS OF AMERICA
                    ANNOUNCE RATIFICATION OF LABOR AGREEMENT
                    ----------------------------------------

     Sterling, Illinois - March 22, 1999 - Northwestern Steel and Wire Company (Nasdaq:NWSW) and the United Steelworkers of America (USWA) today announced the ratification of a new negotiated labor agreement by the USWA Local 63 membership, which covers approximately 1,400 employees. The new agreement is subject to the Company securing the financing necessary to construct a new structural mill. Once effective, it will replace the existing labor agreement and will extend to October 31, 2003. The agreement provides significant manpower utilization methods that will enable the Company to more efficiently staff and schedule its operations. It also includes annual wage increases with additional increases based upon meeting certain Company financial performance targets.

     Mr. Frederick J. Rocchio, Jr., President and Chief Executive Officer, Northwestern Steel and Wire Company, stated, "The Company and Union worked together in a cooperative effort to achieve an agreement that would insure the long term success of Northwestern. I am extremely pleased with the support demonstrated by the employees in the ratification of the labor agreement. This agreement sets the stage for Northwestern Steel and Wire to retain its status as the `Original Mini-Mill.' We will now focus our efforts on obtaining the financing necessary to accomplish our goals."

     Art Gillihan, President, United Steelworkers of America, Local 63, added, "We are very pleased that the contract has been ratified. We are looking forward to the Company and Union working together in partnership to insure the growth of Northwestern."

     Founded in 1879, the Company is a major mini-mill producer of structural steel components that include wide flange beams, channels, angles and merchant bars, as well as rod and selected wire products. The structural products are used in a wide variety of commercial, industrial and residential construction applications.